UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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FC Banc Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (02-02)

[FC BANC CORP. LETTERHEAD]

March 23, 2004

To Our Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders to be held on Wednesday, April 28, 2004 at 1:00 p.m. local time, at the Bucyrus Public Library, 200 East Mansfield Street, Bucyrus, Ohio. You also are invited to attend a buffet luncheon starting at 12:00 Noon at the same location.

The only order of business that the Board intends to consider at the meeting is the election of three directors to the Board of Directors. The Board of Directors has unanimously approved the nomination of the three directors.

It is important that your shares be voted, and we hope that you will be able to attend the Annual Meeting. We urge you to execute and return the enclosed form of proxy as soon as possible, whether or not you expect to attend the Annual Meeting in person. We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Robert D. Hord	/s/ John R. Christman

Robert D. Hord	John R. Christman
Chairman of the Board	President

Enclosures

PROXY STATEMENT
ACTIONS TO BE TAKEN AT THE MEETING
RECORD DATE AND OUTSTANDING SHARES
QUORUM
VOTE REQUIRED
VOTING AND REVOCATION OF PROXIES
ABSTENTIONS AND BROKER NON-VOTES
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
FIRST PROPOSAL — ELECTION OF DIRECTORS
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
SHAREHOLDER PROPOSALS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
GENERAL
INFORMATION AVAILABLE TO SHAREHOLDERS
APPENDIX A
APPENDIX B

FC BANC CORP.
Farmers Citizens Bank Building
105 Washington Square
P.O. Box 567
Bucyrus, Ohio 44820
(419) 562-7040

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD April 28, 2004

To The Shareholders of

FC Banc Corp.	March 23, 2004

     The Annual Meeting of Shareholders of FC Banc Corp. will be held at the Bucyrus Public Library, 200 East Mansfield Street, Bucyrus, Ohio, April 28, 2004, at 1:00 p.m. local time for the purpose of considering and voting upon the following matters as more fully described in the enclosed Proxy Statement.

Proposals:

1.	Election of Directors - To elect three directors.

2.	Other Business - To transact any other business which may properly come before the meeting or any adjournment of it.

     Shareholders of record at the close of business on March 15, 2004, will be entitled to vote the number of shares held of record in their names on that date.

     We urge you to sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the meeting in person. This proxy may be revoked prior to its exercise.

By Order of the Board of Directors

/s/ Robert D. Hord

Robert D. Hord
Chairman of the Board

Your vote is important. Please mark, sign, date and mail the enclosed proxy form(s) whether or not you plan to attend the Annual Meeting. A return envelope is enclosed for your convenience.

FC BANC CORP.
Farmers Citizens Bank Building
105 Washington Square
P.O. Box 567
Bucyrus, Ohio 44820
(419) 562-7040

PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of FC Banc Corp. (at times referred to herein as the “Company”). Proxies solicited by the board will be voted at FC Banc Corp.’s Annual Meeting of Shareholders to be held on Wednesday, April 28, 2004 at 1:00 P.M. at the Bucyrus Public Library, 200 East Mansfield Street, Bucyrus, Ohio or at any adjournment or postponement thereof. This Proxy Statement, together with the Notice of Annual Meeting, Proxy, and Annual Report of FC Banc Corp. for the fiscal year ended December 31, 2003, are first being mailed to shareholders on or about March 29, 2004. The date of this Proxy Statement is March 23, 2004. The Annual Report is not to be treated as part of the proxy solicitation materials or as having been incorporated herein by reference.

ACTIONS TO BE TAKEN AT THE MEETING

     Shareholders will be asked to take action on only one matter at the meeting, the election of three individuals to serve as directors for the term ending at the 2007 annual meeting.

RECORD DATE AND OUTSTANDING SHARES

     If you were a shareholder of record at the close of business on March 15, 2004, you are entitled to vote at the annual meeting. The Company’s outstanding stock consists solely of common stock, of which 579,099 shares were issued and outstanding at the close of business on the record date.

QUORUM

     When represented at the annual meeting in person or by proxy, a majority of the voting power of the Company will constitute a quorum. If a quorum is not present, a majority of the voting power present may adjourn the meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally called.

VOTE REQUIRED

     Each outstanding share of the Company common stock is entitled to one vote. Shareholders are not entitled to cumulate their votes in the election or removal of directors or otherwise. A plurality of votes cast is sufficient to elect directors, meaning the individuals receiving the greatest number of votes will be elected to serve as directors.

VOTING AND REVOCATION OF PROXIES

     When your proxy is properly executed and returned to the Company, your shares will be voted at the annual meeting in accordance with your directions. If you do not give directions, the shares will be voted in favor of election of the nominees identified herein, and in the best judgment of the proxy holders on any other matters that properly come before the annual meeting.

     You may revoke a proxy at any time before it is voted by:

•	attending the meeting and voting in person (but attendance will not by itself constitute revocation),

•	filing with the Secretary another proxy duly executed and bearing a later date, or

•	giving to the Secretary written notice of the proxy revocation at or before the meeting.

     If you decide to revoke your proxy, please give written notice of revocation to Ms. Jennifer S. Gingery, Secretary, at PO. Box 567, Bucyrus, Ohio 44820.

ABSTENTIONS AND BROKER NON-VOTES

     Shares represented by a proxy directing abstention on any proposal will not be voted on that proposal, but will be included in calculating the number of shares present at the annual meeting. For the election of directors, a plurality of the votes cast is sufficient to elect directors. Abstentions and broker non-votes will therefore have no effect on the election of directors.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     As of the March 15, 2004 record date, no person owns of record or is known by the Company to be the beneficial owner of more than 5% of the Company common stock, except as may be indicated in the table below. The table to follow shows the beneficial ownership of the Company common stock on the record date by

•	each director and director nominee and each executive officer identified in the Summary Compensation Table below, and

•	all directors and executive officers of the Company as a group.

For purposes of this table, a person is considered to beneficially own any shares over which he or she exercises sole or shared voting or investment power or of which he or she has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated, voting power and investment power are exercised solely by the person named in the table or shared with members of his or her household. Shares deemed to be outstanding for purposes of computing “Percent of Common Stock” are calculated on the basis of 579,099 shares outstanding, plus the number of shares a person or group has the right to acquire within 60 days.

FC Banc Corp,			Shares acquirable
directors, nominees			within 60 days by
and named executive	Shares beneficially		exercise of Options	Percent of
officers	Owned		options	common stock
John R. Christman	589	(1)	572	*
Coleman J. Clougherty	10		0	*
David G. Dostal	3,708	(2)	5,700	1.6%
Patrick J. Drouhard	242	(3)	1,440	*
Terry L. Gernert .	30,145	(4)	3,100	5.5%
Samuel J. Harvey	1,600	(5)	1,800	*
Robert D. Hord	10,267		1,800	2.0%
			4,840
Charles W. Kimerline	2,452		5,800	1.4%
John O. Spreng, Jr.	1,024		4,000	*
Joan C. Stemen	21,104	(6)	1,800	3.8%
All FC Banc Corp. directors, nominees and executive officers as a group (10 persons)	71,141		26,012	16.1%

(1)	Includes 589 shares owned by Mr. Christman in his living trust under date of July 8, 1998.

(2)	Includes 760 shares held individually by Mr. Dostal, 2,188 held in his IRA account and 760 held by his SEP retirement plan.

(3)	All 242 shares are owned jointly by Mr. Drouhard with his wife, with whom he shares voting and investment power.

(4)	Includes 1,779 shares owned by Mr. Gernert’s wife, 2,515 shares owned by his wife’s IRA and 6,994 shares owned by Mr. Gernert’s IRA. Mr. Gernert disclaims beneficial ownership of the shares held by his wife.

(5)	Mr. Harvey owns all 1,600 shares jointly with his wife.

(6)	Includes 10,592 shares owned by Mrs. Stemen’s husband, over which Mrs. Stemen disclaims beneficial ownership.

(*)	Less than 1%

FIRST PROPOSAL — ELECTION OF DIRECTORS

     Article Eight of the Company’s articles of incorporation provides for three classes of directors, each class serving a term of three years. Under Section 2.03 of the Company’s Amended and Restated Code of Regulations, the board may consist of no fewer than 5 and no more than 12 directors, the precise number being fixed from time to time by vote of 80% of the outstanding shares, unless a proposed change to the number of directors has been approved by 2/3 of the Board of Directors, in which case only a simple majority of the outstanding shares is necessary to effect such change. The number of directors is currently fixed at nine (9). Although the board has no reason to believe that any of the nominees will decline or be unable to serve as a director, should that occur the proxy holders will vote for such other person or persons as may be designated by the board.

Director nominees
and continuing		Director	Current
Continuing Directors	Age	since	term expires	Principal occupation in the last 5 years
NOMINEES FOR THE TERM ENDING IN 2007:

John R. Christman	57	2002	2004	Mr. Christman is the President of FC Banc Corp. and the Chief Executive Officer of Chief Executive Officer of The Farmers Citizens Bank. He joined the Company and the Bank on November 26, 2002. Prior to joining the Company and the Bank, Mr. Christman was Area Consumer Banking Manager for AmSouth Bank, Orlando, Florida. Prior to that position, Mr. Christman was the President and Chief Executive Officer for Orange Bank, Orlando, Florida. Mr. Christman has been employed in the banking industry industry for over 25 years and was born and raised in Bucyrus, Ohio.

Terry L. Gernert	51	1984	2004	A director of The Farmers Citizens Bank since 1984 and of FC Banc Corp. since A director of The Farmers Citizens Bank since 1984 and of FC Banc Corp. since FC Banc Corp. since 1994, Mr. Gernert is a partner in the law firm of Kennedy, Purdy, Hoeffel, & Gernert, LLC, a position he has held since 1980.

John O. Spreng, Jr.	55	1997	2004	John O. Spreng, Jr. is President of Longacre Farms, Inc., a grain and dairy grain and dairy operation in Crawford County, Ohio.

CONTINUING DIRECTORS

David G. Dostal	56	1994	2006	Mr. Dostal is Owner of The Auck Dostal Agency, Inc., an independent independent insurance agency. He has held this position since 1989. Mr. Dostal is also Vice President of ADM Benefit Plans, Inc.

Patrick J. Drouhard	52	2000	2005	A native of Loudonville, Patrick J. Drouhard served for more than 14 years as more than 14 years as Superintendent of the Cardington-Lincoln School District, Cardington, Ohio until his retirement in 2003. Mr. Drouhard served as an advisory board member to The Farmers Citizens Bank’s Cardington Office before joining FC Banc Corp.’s board in 2000.

Samuel J. Harvey	68	1999	2005	Samuel J. Harvey was Mayor of the Village of Cardington, Morrow County, Morrow County, Ohio for over six years, and previously served for eleven years as a member of the Village Council. A retired teacher, Mr. Harvey was a vocational agricultural instructor at Cardington Lincoln High School for 27 years. He is also a Lieutenant Colonel (Retired), U.S. Army Reserves. Mr. Harvey is active with a number of vocational education associations and local civic organizations, and is a member of the Board of Trustees of the Cardington First United Methodist Church.

Director nominees
and continuing		Director	Current
Continuing Directors	Age	since	term expires	Principal occupation in the last 5 years
CONTINUING DIRECTORS

Robert D. Hord (Chairman of the Board)	58	1979	2006	Robert D. Hord has been a director of The Farmers Citizens Bank since 1979 and of FC Banc Corp. since 1994. Mr. Hord is the President of Hord Livestock, Inc., a grain and hog operation in Crawford County, Ohio.

Charles W Kimerline	66	1992	2005	Charles W Kimerline was appointed to fill a vacancy on the Board of Directors of The Farmers Citizens Bank in 1992, and has been a director of FC Banc Corp. since 1994. Mr. Kimerline is the President of Bucyrus Road Materials, Inc., Vice President of Geiger-Kimerline Farms, Inc., and Secretary and Treasurer of BuE Comp, Inc.

Joan C. Stemen	70	1986	2006	Joan C. Stemen has served as a director of The Farmers Citizens Bank since 1986 Citizens Bank since 1986 and of FC Banc Corp. since 1994. Mrs. Stemen served as Vice President & Cashier of the bank until her retirement in 1989.

     All directors of FC Bane Corp. are currently serving as directors of The Farmers Citizens Bank (at times referred to herein as the “Bank”). However, directors of the Bank are elected annually and do not serve staggered terms. All of the Company’s directors are expected to be nominated and elected to serve as directors of the Bank for the following year.

     There are no family relationships among any of the Company’s directors or executive officers, other than the fact that Anne Spreng Ferris, Vice President of the Bank, is the daughter of John O. Spreng, Jr., a member of the board of directors. No director was selected or serves under any arrangement or understanding with any other person. Except as may be noted, none of the Company’s directors or executive officers serves as a director of (1) any company that has a class of securities registered under or that is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, or (2) any investment company registered under the Investment Company Act of 1940.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE.

Executive Officers of
FC Banc Corp. and The
Farmers Citizens Bank	Age	Principal occupation in the last 5 years
John R. Christman	57	Mr. Christman was appointed the President of FC Banc Corp. and the Chief Executive Officer of The Farmers Citizens Bank effective November 26, 2002. Mr. Christman has been in the banking industry for over 25 years, most recently as Area Consumer Banking Manager for AmSouth Bank, Orlando, Florida. Prior to that position, Mr. Christman was the President and Chief Operating Officer of Orange Bank, Orlando, Florida. Mr. Christman was born and raised in Bucyrus, Ohio.

Anne Spreng Ferris	28	Ms. Ferris joined The Farmers Citizens Bank in June 1998 as a management associate and Branch Manager. She was appointed Marketing Director in October of 1998 and Retail Banking Manager of the Bank in February, 2002. She was appointed to the position of Vice President of the Bank on January 21, 2003.

Director Compensation

     Director Fees. Annual fees of $875 were paid to the Company’s directors in 2003. All of the directors and executive officers of the Company are also directors and officers of The Farmers Citizens Bank, the banking subsidiary of the Company. Directors of the bank each received $8,129 in 2003 for meetings of the bank’s board and its committees. The Chairman, Director Hord, received fees of $16,552. Mr. Christman, the Company’s President and the Bank’s Chief Executive Officer does not receive directors’ fees for his service as a director of the Company or the Bank.

     Insurance Payments. The Bank has had a policy of providing health insurance coverage for directors comparable to that provided to the Bank’s employees. Previously, only two directors had elected such coverage, Mr. Hord and Mr. Spreng. The Bank’s insurance carrier has agreed to continue coverage for Mr. Hord and Mr. Spreng, but has informed the Bank that it will no longer provide such coverage to other directors. During 2003, the Bank’s cost for such insurance was $4,080 for both Mr. Hord and Mr. Spreng.

     Stock Options. Directors also received the following non-qualified stock option grants on the indicated dates (adjusted for later stock splits):

Number of shares
acquirable by exercise of
options granted to each	Portion vested or that
director serving at the	will be vested within	Exercise price per	Month and year of
time of grant	60 days	share	grant	Option term
1,800	1,800	$22	April 1997	10 years
2,200	2,200	$22	March 1998	10 years
1,800	1,440	$28	March 1999	10 years

The options vest and become exercisable in five equal annual installments, the first 20% becoming exercisable one year after the grant date. However, unexercised options become fully exercisable if a tender offer for the Company common stock occurs or if the Company’s shareholders approve an agreement whereby the Company will cease to be an independent, publicly owned company or whereby the Company agrees to a sale of substantially all of its assets.

     The grant in April 1997 of options to acquire 1,800 shares was automatic under the terms of the Company’s 1997 Stock Option and Incentive Plan. Likewise, each director elected or appointed after April 1997 but during the 10-year term of the stock option plan has received or will receive automatically a grant of options to acquire 1,800 shares of common stock (or such greater or lesser number as may be provided under the terms of the stock option plan if there is a change in the Company’s capitalization), provided that the director is not also an officer or employee of the Company or the Bank. Accordingly, Director Drouhard received in 2000 an automatic grant of options to acquire 1,800 shares, although non-employee directors as a group did not receive a discretionary grant of options in 2000. A total of 65,004 shares are reserved for issuance pursuant to stock option grants under the plan. No individual may be granted more than 50% of the total shares reserved for issuance under the plan, a non-employee director may receive options to acquire no more than 5% of the total shares subject to the plan (5% is 3,250 currently), and all non-employee directors as a group may receive options to acquire no more than 30% of the total shares acquirable under the plan (30% is 19,501 currently). Although the initial stock option grants made to each director (representing the right to acquire 1,800 shares) are specifically provided for under the terms of the 1997 Stock Option and Incentive Plan, because of the 5% and 30% plan limitations the remaining stock option grants to non-employee directors have been recharacterized by the Company as grants made outside of the terms of the stock option plan. The terms of these recharacterized stock option grants have not changed. Accordingly, the Company has reserved additional shares for issuance pursuant to these subsequent stock option grants to non-employee directors.

     Unless the committee administering the stock option plan provides in an individual stock option agreement that the option holder’s stock options may not be exercised after termination of service, a director, officer or employee whose service terminates (excepting termination as a result of death or disability) has three months after termination within which he may exercise options that are then vested and exercisable, forfeiting any unvested options and any options not exercised within that three-month period. Options held by a director, officer or employee whose service terminates as a result of death or disability become fully exercisable at the time of termination and remain exercisable for (a) three months in the case of termination due to disability, and (b) one year in the case of termination due to death. But again, the committee administering the stock option plan may provide in an individual stock option agreement that post-termination exercise is not permitted. A director, officer or employee whose service is terminated for cause forfeits all unexercised stock options, and no option may be exercised after 10 years from the date of grant.

     Director Retirement Plan and Insurance. In late 1999, the Bank entered into director retirement plan agreements with each of its non-employee directors. For directors other than Mr. Harvey, the director retirement plan provides that each director with 15 years of continuous service or his or her beneficiary will receive an annual benefit in an amount determined by reference to the directors years of service before retirement, but the benefit will be at least equal to that director’s board fees in the year before retirement. The retirement plan was amended in 1999 to provide pro rata benefits for any director who is unable to satisfy the 15-year service requirement because of the Company’s mandatory director retirement age (age 70). Payable out of the Bank’s general assets, the annual retirement benefit is payable for 15 years. The retirement plan agreements provide for disability payments instead of retirement benefits if a director’s service terminates before age 70 due to disability. If a change in control occurs, directors will receive a lump sum payment (discounted at an 8% interest rate) within 60 days after termination of service as a director, rather than annual payments for 15 years. For purposes of the director retirement plan, a change in control means the transfer of 20% or more of the Bank’s common stock followed within 24 months by replacement of 50% or more of the members of the Bank’s directors. For Director Samuel J. Harvey, when he reaches age 70 he will receive an annual retirement benefit equal to 50% of his board fees in the year before retirement. Although benefits are payable out of the banks general assets, the Bank has purchased life insurance on the directors’ lives and expects to recover at the time of a director’s death the retirement benefits previously paid to that director. Under the Company’s Amended and Restated Code of Regulations, a director becomes ineligible to be elected to a new term as a director when he or she reaches age 70. A director may complete a term during which he or she turns 70.

Board and Committee Meetings

     The Company’s board held 10 meetings in 2003. The Company has to date not maintained any separate committees. The references to the committees noted below relate to committees of the Bank, which have performed the committee functions noted for the Company.

     The Compensation/Benefits Committee met 3 times in 2003. This committee recommended basic wage and salary administration and reviews compensation arrangements and benefits for all officers. Committee members were Samuel J. Harvey, Chairman, Joan C. Stemen, and John O. Spreng, Jr.. Mr. Christman served as a non-voting member of the Committee, but did not participate in committee deliberations and voting concerning his own compensation.

     The Governance Committee met 2 times in 2003. This committee recommended basic wage and salary administration and reviews compensation arrangements and benefits for all officers. Committee members were Patrick J. Drouhard, Chairman, Joan C. Stemen, and Charles W. Kimerline. Mr. Christman served as a non-voting member of the Committee, but did not participate in committee deliberations and voting concerning his own compensation.

     While he or she was serving as a director, each director attended more than 75% of the aggregate of (1) the total number of meetings of the board and (2) the total number of meetings held by all committees of the board on which he or she served in 2003.

     The Audit Committee met 12 times in 2003 to review the previous fiscal year, the scope of the audit and internal accounting procedures and controls. Members of the Audit Committee were Joan C. Stemen, who served as Chairperson of the Audit Committee, Samuel J. Harvey and Charles W. Kimerline. The Company’s board has adopted an amended written charter for the Audit Committee, as noted below under “Corporate Governance Matters.”

     In the opinion of the Company’s Board, Directors Stemen, Harvey, Drouhard and Kimerline do not have a relationship with the Company or the Bank that would interfere with the exercise of independent judgment in carrying out their responsibilities as director. None of them is or has for the past three years been an employee of the Company or the Bank, and no immediate family members of any of them is or has for the past three years been an executive officer of the Company or the Bank. In determining the independence of the members of the Audit Committee, the Board of Directors has reviewed and complied with the Company’s Revised Audit Charter adopted in November 2003. The Audit Charter provides that the Company shall determine “independence” in accordance with Rule 4200(a) of the National Association of Securities Dealers (“NASD”) listing standards. Further, the Board of Directors has determined that no member of the Audit Committee is a “financial expert” as defined under the regulations promulgated under the Sarbanes-Oxley Act discussed immediately below. While having a financial expert on the Board may be desirable, the Board felt that the cost of seeking out, selecting and placing a new director on the Board would be expensive and not in the best interest of the Company. Placing someone from outside of the market area of the Bank and the Company on the Board of Directors merely to have a financial expert would ignore the need for local knowledge of the market area in order to be an effective director of a community bank and its holding company.

Corporate Governance Matters

     The Company recently reviewed its corporate governance policies as a matter of good business practices and in light of the passage of the Sarbanes-Oxley Act of 2002 (“Sarbanes Oxley”) and regulations promulgated by the Securities and Exchange Commission (“SEC”) and listing standards adopted by NASDAQ. While the corporate governance requirements set forth in the NASDAQ listing standards are not applicable to the Company because it is not listed on NASDAQ, the Company decided to implement many of those corporate governance policies to encourage appropriate conduct among the members of its Board of Directors, officers and employees and to assure that the Company operates in an efficient and ethical manner.

     In this regard, certain members of the Board of Directors discussed on a number of occasions with outside counsel to the Company a number of policies, charters and guidelines. After significant discussion at multiple meetings, the Board of Directors adopted Corporate Governance Guidelines for the Company on March 16, 2004. The Corporation had previously adopted a revised charter for the Audit Committee in November 2003, with additional revisions approved on March 16, 2004, (attached hereto as Appendix A) and a charter for the newly organized Nominating, Governance and Compensation Committee at its meeting on March 16, 2004 (attached hereto as Appendix B). The charters for these two committees are designed to help the committees function more efficiently and with greater independence from the Board of Directors, which was one of the primary goals in the adoption of Sarbanes-Oxley. The members of each of these two committees are currently, and under the terms of the respective charters will continue to be, “independent” pursuant to standards adopted by NASDAQ. Further, the Board of Directors has determined that under the NASDAQ “independence” standards, a majority of the members of the Board of Directors is currently independent.

     Finally, the Board of Directors has adopted a Code of Ethics as a part of its Human Resources Policies (the “Code”). While Sarbanes-Oxley mandates the adoption of a code of ethics for the most senior executive officers of all public companies, the Code adopted by the Company’s Board of Directors is broader in the activities covered and applies to all officers and employees of the Company and the Bank. The administration of the Code has been delegated to the Farmers Citizens Bank Ethics Committee. The Committee members will be appointed by executive management of the Bank and will include one member of executive management, the senior human resources officer in the Bank, one representative from a line of business, and one representative from a support function within the Bank. The Code addresses topics such as compliance with laws and regulations, honest and ethical conduct, conflicts of interest, confidentiality and protection of Company assets, fair dealing and accurate and timely periodic reports, and also provides for enforcement mechanisms. The Board and management of the Company intend to continue to monitor not only the developing legal requirements in this area, but also the best practices of comparable companies, to assure that the Company and the Bank maintain sound corporate governance practices in the future.

     A copy of the Corporation’s Code is available to any shareholder free of charge upon request. Shareholders desiring a copy of the Code should address written requests to Ms. Jennifer S. Gingery, Secretary of FC Banc Corp, PO. Box 567, Bucyrus, Ohio 44820.

Nominations for Members of the Board of Directors

     As noted above under “Corporate Governance”, the Company has established a Nominating, Governance and Compensation Committee. The Nominating, Governance and Compensation Committee does not yet have a policy regarding the consideration of nominations for directors by shareholders as it has only recently been organized. The Committee intends to develop such a policy in the near future. Note that Section 1.12 of the Company’s Amended and Restated Code of Regulations, provides that any shareholder who desires to recommend an individual for nomination to the board must provide a written statement containing the candidate’s name, qualifications and background to the board at least 90 days before the annual meeting (or a special meeting) of the Company at which an election for directors is to occur. The Nominating, Governance and Compensation Committee will consider nominations from shareholders. Proposed nominations should be addressed to Chairman of the Nominating, Governance and Compensation Committee of the Company, PO. Box 567, Bucyrus, Ohio 44820.

     The Chairman of the Board of Directors has been designated by the Corporation’s Corporate Governance Guidelines to receive, review and respond, as appropriate, to communications concerning the Corporation from shareholders and other interested parties that such parties want to address to non-management members of the Board of Directors. Shareholders that want to direct such questions to the non-management members of the Board of Directors should address them to the Chairman of the Board of Directors.

     The Corporation’s Corporate Governance Guidelines also contain a provision stating that it is expected that all member of the Board of Directors shall attend the Annual Meeting of Shareholders. All of the members of the Board of Directors attended the 2003 Annual Meeting of Shareholders.

     Audit Committee Report. The Audit Committee has submitted the following report for inclusion in this proxy statement:

     The Audit Committee has reviewed the audited financial statements for the year ended December 31, 2003 and has discussed the audited financial statements with management. The Audit Committee has also discussed with S.R. Snodgrass, A.C., the Company’s independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (having to do with accounting methods used in the financial statements). The Audit Committee has received the written disclosures and the letter from S.R. Snodgrass, A.C. required by Independence Standards Board Standard No. 1 (having to do with matters that could affect the auditor’s independence), and has discussed with S.R. Snodgrass, A.C. the independent accountants independence. Based on this, the Audit Committee recommended to the board that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Submitted by the Audit
Committee, Joan C. Stemen,
Chairperson
Samuel J. Harvey
Charles W. Kimerline

Executive Compensation

     The Company does not pay any cash compensation to its officers or employees. Cash compensation is paid by the Bank only. For the Chief Executive Officer, and for any of the Bank’s most highly compensated executive officers serving as an executive officer of the Bank at the end of fiscal year 2003 and whose total compensation (including salary and bonus) exceeded $100,000, the following table sets forth information regarding all forms of compensation paid or payable to the named executive officer(s) for services in all capacities for the years indicated:

SUMMARY COMPENSATION TABLE

					Long-term compensation
			Annual compensation			Awards	Payouts
				($)	($)	(#)	($)	($)
Name and		($)	($)	Other annual	Restricted stock	Securities	LTIP	All other
principal position	Year	Salary (1)	Bonus	Compensation(2)	awards	underlying options	Payouts	Compensation(3)
John Christman	2003	$107,500	-0-	-0-	-0-	-0-	-0-	$6,326	(4)
President of the Company, CEO of the Bank	2002	$13,437	-0-	-0-	-0-	2,860	-0-	$12,631	(3)

Coleman J. Clougherty,	2003	$99,700	-0-	-0-	-0-	-0-	-0-	$4,616	(4)
former Treasurer of the Company, former	2002	$96,321	$8,154	-0-	-0-	-0-	-0-	$4,236	(4)
EVP of the Bank	2001	$40,925	$8,600	-0-	-0-	1,000	-0-	$1,227	(4)

(1)	Includes amounts deferred at the election of the named executive officer(s) under the 401(k) Plan of The Farmers Citizens Bank.

(2)	Unless otherwise noted, perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of total salary and bonus.

(3)	Includes moving ($10,954) and travel/relocation expenses ($1,677) paid for by the Bank pursuant to the provisions of Mr. Christman’s employment agreement with the Bank and the Company.

(4)	Bank contributions in 2003 to the 401 (k) Plan on behalf of Mr. Christman consisted of a $3,101matching contribution and a $3,225 discretionary contribution. Bank contributions to the 401 (k) Plan on behalf of Mr. Clougherty consisted of a $1,625 matching contribution and a $2,991 discretionary contribution in 2003 and a $1,196 matching contribution and a $3,040 discretionary contribution in 2002. In 2001, the Bank made a discretionary contribution of $1,227 on behalf of Mr. Clougherty.

John Christman became President of the Company and Chief Executive Officer the Bank on November 19, 2002. A discussion of the terms of Mr. Christman’s employment agreement is presented below. Coleman J. Clougherty was appointed interim Chief Executive Officer of FC Banc Corp. and the Bank on February 25, 2002, and became Executive Vice President of the Bank on November 26, 2002. Mr. Clougherty subsequently was appointed Treasurer of the Company on January 21, 2003. Mr. Clougherty has tendered his resignation from the Company effective as of April 30, 2004.

     Employment Agreement. John R. Christman, Chief Executive Officer of the Company and the Bank entered into an executive employment agreement with the Company and the Bank on November 19, 2002 (the “Employment Agreement”). The following is intended to be a general summary of the provisions of the Employment Agreement. The Employment Agreement specifies that Mr. Christman will be the President of the Company and the Chief Executive Officer of the Bank. The duties and responsibilities of Mr. Christman in such positions are specifically identified in the Employment Agreement and are believed to be consistent with the duties and responsibilities of someone in that position for a community bank and bank holding company.

     Mr. Christman’s base compensation under the Employment Agreement was $107,500 for the year 2003. Such compensation was subject to adjustment by the Compensation Committee of the Bank. While both the Company and the Bank are parties to the Employment Agreement, the responsibility for payment of the compensation rests with the Bank. Because Mr. Christman did not start working for the Company and the Bank until December 1, 2002, his base compensation for 2002 was set at $4,479.17, a prorated portion of the annual salary. During the transition period, while Mr. Christman relocated to Bucyrus from his home in Florida, the Employment Agreement provided that the Bank would pay for certain moving and relocation expenses not to exceed $22,858.33, unless the Audit Committee of the Company, in its sole discretion, determined that Mr. Christman had incurred additional expenses for which reimbursement is appropriate. In addition to the base compensation, Mr. Christman is entitled to participate in incentive compensation programs designed from time to time by the Company or the Bank for its senior executives.

     The Employment Agreement also grants to Mr. Christman stock options for 2,860 common shares at $26.25 per share, which shares will vest at the rate of 572 shares per year starting on January 1, 2004 through January 1, 2007. The granting of the options was subject to the terms and conditions of the Company’s 1997 Stock Option Plan and was approved by the Compensation Committee of the Company and the Bank.

     The Employment Agreement provides no exact termination date, but many potential circumstances for termination by the Company, the Bank or Mr. Christman. These circumstances include mutual agreement, by the Bank or the Company for “cause” as defined in the Employment Agreement, by the Bank or Company without cause at any time, and by Mr. Christman either in regard to a “change of control” or not in such regard. The method of termination determines the amount of compensation, if any, due to Mr. Christman in connection with such termination. Generally, Mr. Christman is entitled to payment through his date of termination. If he is terminated without cause by the Company or the Bank, he is entitled to an amount equal to 12 months of his base compensation. If he is terminated in connection with a “change of control”, Mr. Christman is entitled to receive 24 months of his base salary. Payment to Mr. Christman of amounts in excess of the base salary through the date of termination is subject to him executing a general release of claims he may have against the Bank or the Company.

     The Employment Agreement contains a non-competition provision that prohibits Mr. Christman from working for a competitor of the Company or the Bank or otherwise competing with the Company or the Bank in the State of Ohio during his period of employment and for a period of 12 months after termination of his employment.

     Stock Options. Under his contract, Mr. Christman received options to purchase 2,860 common shares at $26.25 per share, which shares vest at the rate of 572 shares per year starting on January 1, 2004 through January 1, 2007. Therefore, no options vested for Mr. Christman in 2003 and no other stock options were granted by the Company in 2003 to the individual(s) named in the Summary Compensation Table. The following table shows the number of shares of the Company common stock acquired during 2003 or acquirable upon exercise of options by the individual(s) named in the Summary Compensation Table. The table also indicates the extent to which the options were exercisable at December 31, 2003, as well as the approximate value of the options based on the estimated fair market value of FC Banc Corp. common stock on December 31, 2003.

		Number of securities underlying Unexercised options at fiscal year end			Dollar value of unexercised in-the-money options at fiscal year end (1)
	Number of shares
	acquired on	Dollar value
Name	exercise	realized	Exercisable	Unexercisable	Exercisable	Unexercisable
John R. Christman	-0-	-0-	-0-	2,860	-0-	$13,528
Coleman J. Clougherty	400	$3,432	-0-	600	-0-	$5,148

(1)	In general, a stock option is “in-the-money” when the stock’s market value exceeds the option exercise price. The value of unexercised options equals the estimated market value of a share acquirable upon exercise of an option at December 31, 2003, less the exercise price, multiplied by the number of shares acquirable upon exercise of the options. The Company common stock is quoted on the OTC Bulletin Board of NASD Regulation, Inc. However, there is limited trading activity in the stock, and therefore limited price data are available. Solely for purposes of the preceding table and for no other purpose, the Company has estimated the per share market value of the common stock at December 31, 2003 as $30.98. Shareholders are cautioned that this figure is an estimate only. The estimate does not necessarily reflect the price shareholders may obtain upon sale of their stock or the price at which shares of common stock may be acquired, nor should the estimate be taken to represent management’s or the board’s estimate of the intrinsic value or appropriate market value of the shares.

     Options granted under the 1997 Stock Option and Incentive Plan generally become exercisable in five equal annual installments, the first 20% becoming exercisable on the first anniversary of the date of grant. However, the 1997 Stock Option and Incentive Plan provides that options not yet exercisable become fully exercisable (1) if a tender offer or exchange offer for shares of the Company common stock is commenced by a person or firm other than the Company, or (2) if the shareholders of the Company approve an agreement whereby the Company will cease to be an independent, publicly owned company or whereby the Company agrees to a sale of all or substantially all of its assets.

Information Concerning Independent Accountants

     Independent Auditors for the Year Ending December 31, 2003. The Company’s independent auditor for the fiscal year ended December 31, 2003 was S.R. Snodgrass, A.C. The Audit Committee of the Board has selected S.R. Snodgrass, A.C. to be independent auditor for the fiscal year ending December 31, 2004 as well. A representative of S.R. Snodgrass, A.C. is expected to be present at the annual meeting of shareholders, with the opportunity to make statements if they so desire and to be available to respond to appropriate questions raised at the meeting.

     Audit Fees. The aggregate fees billed or estimated to be billed for professional services rendered by S.R. Snodgrass, A.C. for the years ended December 31, 2003 and 2002 were as follows:

	Year ended December 31,	Year ended December 31,
	2003	2002
Audit Fees	$42,881	$40,067
Audit-Related Fees	2,186	-0-
Tax Fees	6,716	7,775
All Other Fees	400	4,071
Total Fees	$52,183	$51,913

     “Audit Fees” include the fees paid to S.R. Snodgrass, A.C. for the audit of the Company’s annual financial statements, and S.R. Snodgrass, A.C.’s review of financial statements included in the Company’s Forms 10-QSB and Form 10-KSB. “Tax Fees” include the fees paid for the preparation of the Company’s tax returns, as well as tax planning and compliance services. “All Other Fees” for 2002 and 2003 were related primarily to strategic planning meetings with the Board of Directors and management.

     Audit Committee Pre-Approval Policy. The Audit Committee pre-approves all fees related to the audit and to tax services. Any additional fees for services that were not preapproved are approved by the Audit Committee before payment. In 2003, there were no such fees.

     Auditor Independence. The Audit Committee of the Board believes that the non-audit services provided by S.R. Snodgrass, A.C. are compatible with maintaining the auditor’s independence. None of the time devoted by S.R. Snodgrass, A.C. on its engagement to audit the Company’s financial statements for the year ended December 31, 2003 is attributable to work performed by persons other than full-time, permanent employees of S.R. Snodgrass, A.C.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     During 2003, certain directors and executive officers of the Company and the Bank, and their associates, were customers of and had banking transactions with the bank in the ordinary course of business. Directors Dostal, Drouhard, Gernert, Hord, Kimerline and Spreng or their associates and affiliated entities were borrowers of the bank in 2003 and continue to be in 2004. The Company expects that these relationships and transactions will continue in the future. Director Hord is President of Hord Livestock Company, Inc., to which the Bank has extended credit in the ordinary course of business. Director Kimerline is President of Bucyrus Road Materials, Inc. and an officer of BuE Comp, Inc., which are also indebted to the bank for credit extended in the ordinary course of business. Director

John O. Spreng, Jr. is President of Longacre Farms, Inc., which is indebted to the bank for credit extended in the ordinary course of business.

     Director Gernert is a partner of the law firm of Kennedy, Purdy, Hoeffel, & Gernert, LLC, which performs legal services for the Company and the Bank. During 2003, Kennedy, Purdy, Hoeffel, & Gernert, LLC was paid $52,250 for legal services rendered to the Company and. the Bank. Of that amount, $33,153 was paid by mortgage customers of the bank for services rendered by Kennedy, Purdy, Hoeffel, & Gernert, LLC in connection with real estate transactions in which the Bank acted as mortgage lender. The Bank has also extended credit to Mr. Gernert in his individual capacity in the ordinary course of business.

     All loans and loan commitments included in such transactions were made and will be made in the future on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not employed by the Company or the Bank. The existing transactions do not involve more than the normal risk of collectability or present other unfavorable features.

SHAREHOLDER PROPOSALS

     The proxy solicited by management confers discretionary authority to vote on any matters that properly come before the annual meeting or any adjournments thereof. Section 1.09 of the Company’s Amended and Restated Code of Regulations states that no business is eligible for consideration at an annual or special meeting of shareholders

•	unless it is proposed by a majority of the Company’s board, or

•	unless a written statement setting forth the business and the purpose therefore is delivered to the board at least 90 days before the annual or special meeting.

     The Company has not received notice of any matter to be brought before the annual meeting other than the matters referred to in this proxy statement. If any other matter is properly brought before the 2004 annual meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

     Shareholders desiring to submit proposals for inclusion in the proxy materials of the Company for the 2005 Annual Meeting of Shareholders must submit the proposals to the Company at its executive offices no later than December 23, 2004. The Company will not be required to include in its proxy statement or form of proxy for the 2005 Annual Meeting of Shareholders a shareholder proposal that is received after that date or that otherwise fails to satisfy the requirements for shareholder proposals established by regulations of the Securities and Exchange Commission.

     If a shareholder intends to present a proposal at the 2005 Annual Meeting of Shareholders without seeking to include the proposal in the Company’s proxy materials for that meeting, the shareholder must give advance notice to the Company. The shareholder must give notice at least 45 days before the date in 2005 corresponding to the mailing date of this proxy statement for the 2004 Annual Meeting of Shareholders. This proxy statement is being mailed to shareholders on or about March 29, 2004. The date that is 45 days before the corresponding mailing date in 2005 is therefore February 5, 2005. Accordingly, a shareholder who desires to present a proposal at the 2005 Annual Meeting of Shareholders without seeking to include the proposal in the Company’s proxy materials for that meeting should provide notice of the proposal to the Company no later than February 5, 2005. If the shareholder fails to do so, the Company’s management proxies for the 2005 Annual Meeting of Shareholders will be entitled to use their discretionary voting authority on that proposal, without any discussion of the matter in the Company’s proxy materials.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, as well as any person who owns more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Company stock. Based solely on review of the copies of such reports furnished to the Company and written representations to the Company, to the Company’s knowledge all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with during the fiscal year ended December 31, 2003.

GENERAL

     The persons named in the proxy will vote all properly executed proxies. If a shareholder specifies on the proxy a choice with respect to a proposal to be acted upon, the proxy will be voted in accordance with such specifications. If no choice is specified, the proxy will be voted FOR election of the nominees identified herein.

     The entire cost of soliciting proxies for use at the annual meeting will be borne by the Company Proxies may be solicited by officers, directors, and regular employees of the Company or the Bank personally, by mail, or by telephone or facsimile. The Company will reimburse brokers, custodian banks, nominees, and other fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to their principals.

INFORMATION AVAILABLE TO SHAREHOLDERS

     Our annual report accompanies or precedes this proxy statement. Additional copies of the annual report may be obtained without charge by writing to John R. Christman, President and CEO, FC Banc Corp., 105 Washington Square, P.O. Box 567, Bucyrus, Ohio 44820.

     FC Banc Corp. is required to file periodic reports and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and rules thereunder. Copies of the public portions of reports to the SEC may be inspected and copied at the headquarters of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549. Certain information is available electronically at the SEC’s internet web site at www.sec.gov.

     A COPY OF FC BANC CORP’S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS UPON WRITTEN REQUEST TO: CORPORATE SECRETARY, FC BANC CORP, 105 WASHINGTON SQUARE, P.O. BOX 567, BUCYRUS, OHIO 44820.

By Order of The Board of Directors of FC Banc Corp.
/s/ Robert D. Hord
Robert D. Hord
Chairman of the Board

March 23, 2004

APPENDIX A

REVISED CHARTER FOR THE AUDIT COMMITTEE OF THE COMPANY

The Audit Committee of the Board of Directors of FC Banc Corp. (the “Company”) and its wholly-owned subsidiary, Farmers Citizens Bank, will have the oversight, responsibility and authority as described below.

PURPOSE

The Audit Committee is a committee of the Board of Directors the purpose of which is to assist the Board in fulfilling its oversight responsibilities for the integrity of the Company’s financial statements and reports by overseeing: auditing of the Company’s financial statements; implementation and maintenance of the Company’s systems of internal controls; and review of the Company’s financial reports and other financial information provided to the Securities and Exchange Commission (“SEC”) or the investing public.

COMPOSITION, QUALIFICATIONS, AND MEETINGS

Number. The Audit Committee shall be comprised of three or more directors as determined by the Board.

Election and Term. The Board shall at its first meeting following the annual meeting of shareholders elect the members of the Audit Committee, each of whom shall serve until his or her successor shall be duly elected and qualified or until his or her earlier death, resignation or removal. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

Independence. Each member of the Audit Committee shall be an independent director, as set forth in NASDAQ, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. No member may, other than in his or her capacity as a member of the Audit Committee, the Board or any other Board committee, accept any consulting, advisory, or other compensatory fee from the Company or be an affiliated person of the Company or any subsidiary thereof.

Financial Literacy and Expertise. Each member of the Audit Committee shall have a working familiarity with basic finance and accounting practices. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

Meetings. The Audit Committee is to meet at least four times annually and as many additional times as the Audit Committee deems necessary. The Audit Committee Chair is responsible for preparing the agenda for each meeting.

Attendance. Committee members will strive to be present at all meetings. As necessary or desirable, the Audit Committee Chair may request that members of management and representatives of the Company’s independent accountants and internal audit function be present at Committee meetings.

STAFFING AND FUNDING

Authority to Engage Advisors. To the extent deemed appropriate by the Audit Committee, the Audit Committee may engage independent legal, accounting and other advisors.

Funding. The Company shall adequately fund the budget of the Audit Committee. Audit Committee budget items include payments to independent accountants for audit services, Audit Committee member salaries or fees, and payments required to engage Audit Committee advisors.

RESPONSIBILITY

The Audit Committee shall have the authority and responsibility, which it shall exercise with the care that an ordinarily prudent person in a like position would use under similar circumstances, to:

Independent Auditor.

•	Retain, evaluate and terminate the Company’s registered accounting firm responsible for auditing and providing an audit report on the Company’s financial statements (the “Independent Auditor”), subject, to the extent applicable, to shareholder ratification.

•	Review and approve the scope of all auditing services and the fees and other terms therefor of the Independent Auditor.

•	Approve in advance all audit services and non-auditing services to be performed by the Independent Auditor,

☐	Each non-audit service must be specifically approved. The Audit Committee may assign one of its members to approve non-audit services, provided that the decisions of such member shall be presented to the full Audit Committee at each of its scheduled meetings. The approval function may not be assigned to Company management, and the Audit Committee may not operate by approving, after the fact, non-audit services ordered by management. In addition, any approved non-audit services must be disclosed to shareholders in the Company’s periodic reports. The Company’s independent auditors shall not perform any services prohibited by §201 of the Sarbanes-Oxley Act.

•	Assess at least annually the Independent Auditor’s independence, including all relationships between the Independent Auditor and the Company.

☐	The Audit Committee shall request a written statement from the Independent Auditor delineating all relationships with the Company as contemplated by Independence Standard No. 1 Independent Discussions with Audit Committees.

☐	The Audit Committee shall also determine whether the provision of non-audit services by the independent auditors is consistent with the maintaining of their independence.

•	Receive any communications coming from, and otherwise be available upon reasonable request to confer with, the Independent Auditor.

☐	Communications include, as appropriate, any communications required by Statement of Auditing Standards as amended by SAS 90 relating to the conduct of the audit and any communications concerning the Independent Auditor’s judgment about the quality of the Company’s accounting principles, as outlined in SAS 61 and amended by SAS 90, and the Independent Auditor’s concurrence with management’s representation concerning audit adjustments.

•	Meet at least annually in executive session without the presence of any members of management with the Independent Auditor,

☐	Review with the Independent Auditor significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the Independent Auditors during their audit, including access to all requested records, data and information. Inquire whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused the Independent Auditor to issue a nonstandard report on the Company’s financial statements. Discuss with the Independent Auditor the quality off the Company’s financial and accounting personnel, as well as the Independent Auditor’s judgments about the quality, not just the acceptability, of the Company’s accounting principles used in financial reporting.

•	Obtain a written confirmation from the Independent Auditor at the end of each of the first three quarters of the year that it has nothing to report to the Audit Committee, or the written enumeration of required reporting issues.

•	Ensure that the lead audit partner of the independent auditor and the audit partner responsible for reviewing the audit are rotated at least every five years with a five year cooling-off period. Ensure that all audit partners are rotated off the audit at least every seven years with a two year cooling—off period.

Internal Auditor.

•	Review the scope of the internal audit work schedule for each year.

•	Receive any communications coming from, and otherwise be available upon reasonable request to confer with, the Company’s internal auditor or the personnel responsible for the internal audit function (“Internal Auditor”)

•	Review the actions of management necessary to correct any internal audit findings.

•	Meet at least annually in executive session without the presence of other members of management with the Internal Auditor.

Management.

•	Receive any communications coming from, and otherwise be available upon reasonable request to confer with, each of the Company’s Chief Executive Officer, Chief Financial Office and (if any) Chief Legal Officer.

•	Meet at least annually in executive session without the presence of other members of management separately with, and otherwise be available upon reasonable request of, each of the Company’s Chief Executive Officer, Chief Financial Officer and (if any) Chief Legal Officer.

•	Obtain the comments of management regarding the responsiveness of the Independent Auditor to the Company’s needs.

Financial Statements and Reports.

•	Review at least annually with management, the Internal Auditor, and the Independent Auditor, the Independent Auditor’s report regarding critical accounting policies applied, being applied or to be applied for each year; all alternative treatments of financial information within GAAP that have been discussed with management officials of the issuer, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting form; and other material written communications between the registered public accounting firm and the management of the issuer, such as any management letter or schedule of unadjusted differences.

•	Review with management, the Internal Auditor, and the Independent Auditor the Company’s annual audited financial statements.

•	Review with management, the Internal Auditor, and, to the extent appropriate, the Independent Auditor, the Company’s interim quarterly financial statements.

•	Review with management all annual and quarterly financial reports, including those on Form 10-KSB and Form 10-QSB and any “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein, to be filed with the SEC.

•	Review with management any information regarding earnings released to the press or other media, as well as financial information and earnings guidance provided to analysts and rating agencies.

•	Discuss with the Independent Auditors the matters required to be discussed by SAS No. 61 related to the conduct of the audit.

Audit, Internal Control and Other Reports.

•	Receive and review with the Independent Auditor and, to the extent appropriate, management and the Internal Auditor (separately with each if appropriate) any of the following reports issued or proposed to be issued by the Independent Auditor to the Company;

☐	Audit report on each year’s audited financial statements;

☐	Management or internal control letter; and

☐	Any attestation with respect to management’s evaluation of internal controls.

•	Receive and review with the Independent Auditor and, to the extent appropriate, management and the Internal Auditor (separately with each if appropriate) any other report issued or proposed to be issued by the Independent Auditor to the Audit Committee.

•	Review with management and, to the extent appropriate, the Independent Auditor and the Internal Auditor (separately with: each if appropriate) any report by the Company on internal controls and any evaluation of those controls by management.

•	At the completion of the annual, audit, review and discuss with the Company’s management, Internal Audit and the Independent Auditor (separately with each if appropriate) the following:

☐	The annual financial statements and related footnotes and disclosures to be included in the Company’s annual report to the shareholders and on form 10-KSB.

☐	If applicable, a report on changes in accounting principles and their application.

☐	Significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements.

•	If deemed appropriate after such review and discussion, recommend to the Company’s Board that the financial statements be included in the Company’s annual report on Form 10-KSB.

•	Resolve any disagreements between management and the Independent Auditor or Internal Auditor regarding financial reporting.

Complaints and Investigations.

•	Institute procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (b) the confidential, anonymous submission by employees the Company of concerns regarding questionable accounting or auditing matters,

•	Subject to the prior approval of the Board, investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company.

•	Be the designated initial recipient of information relating to any illegal conduct coming to the attention of the Independent Auditor in the course of an audit, any significant deficiencies in internal accounting controls, and any fraud whether or not material.

•	Review with management, Internal Audit and the Independent Auditor, as appropriate, the Company’s policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements, and the methods used to establish these policies and monitor employee activity.

Audit Committee Report.

•	Issue the report required by SEC rules to be included in the Company’s annual proxy statement.

Charter.

•	Review this Charter on an annual basis and make recommendations to the Board for any changes herein. This Charter may be amended only by the Board.

APPENDIX B

CHARTER FOR THE NOMINATING, GOVERNANCE AND COMPENSATION COMMITTEE OF THE COMPANY

Statement of Policy

The Nominating, Governance and Compensation Committee shall provide assistance to the board of directors in fulfilling the board of directors’ responsibilities for director nominations and appointments, board of directors and corporate governance, management organization, performance, compensation and succession, and establishing compensation for members of the board of directors.

Organization

The members of the Nominating, Governance and Compensation Committee shall be appointed by the board of directors and may be removed by the board of directors. The Committee shall meet on the call of its chairman. The Nominating, Governance and Compensation Committee has the sole authority to retain and terminate any consulting or search firm to be used to identify director candidates, compensation consultants, accountants and legal counsel, to assist in discharging its duties including the authority to approve such advisors’ fees and retention terms. There will be at least three members of the Nominating, Governance and Compensation Committee. A majority of the members of the Committee shall be a quorum to transact business.

Qualifications

The Nominating, Governance and Compensation Committee shall be composed entirely of independent directors, determined by the board of directors under the FC Banc Corp. Corporate Governance Guidelines. The members of the Compensation Committee shall be outside directors within the meaning of Section 162(m) of the Internal Revenue Code. Each member of the Compensation Committee shall also be a “Non-Employee Director” as the term is defined by Rule 16b-3 of the Securities and Exchange Commission.

Powers, Duties, and Responsibilities

In discharging its responsibilities to review, authorize and approve director nominations, management organization, performance, compensation, and succession, and corporate governance, the Nominating, Governance and Compensation Committee shall:

•	actively seek individuals qualified to become members of the board of directors;

•	from time to time recommend individuals for appointment as directors by the board of directors;

•	set the number of directors that shall constitute the whole board of directors;

•	recommend to the whole board of directors nominees for director for nomination by the board of directors for approval by shareholders at an annual meeting of shareholders or special meeting of shareholders;

•	recommend to the board of directors the establishment, charter and membership of the various committees of the board of directors;

B-1

•	recommend to the board of directors corporate governance guidelines for FC Banc Corp.;

•	consider and advise the board of directors on other matters relating to the affairs or governance of the board of directors;

•	consider and authorize the compensation philosophy for FC Banc Corp.’s personnel;

•	review and evaluate chief executive officer performance, in light of goals and objectives set by the Committee that include FC Banc Corp.’s performance and return to shareholders;

•	set the chief executive officer’s and senior management’s compensation based upon performance. The chief executive officer will not be present during the Nominating, Governance and Compensation Committee’s deliberations about or voting on the chief executive officer’s compensation;

•	annually review and approve perquisites for the chief executive officer and senior management;

•	consider and make recommendations to the board of directors on matters relating to organization and succession of senior management;

•	evaluate and establish director compensation;

•	consider and approve the report of the Nominating, Governance and Compensation Committee for inclusion in FC Banc Corp.’s proxy statement for its annual shareholders’ meeting;

•	make recommendations to the board of directors with respect to incentive compensation plans, deferred compensation plans, executive retirement plans, and equity-based plans;

•	administer executive incentive, deferred compensation, and equity-based plans;

•	annually review and if necessary or appropriate, update this charter for consideration by the board of directors;

•	annually evaluate the performance and function of the Nominating, Governance and Compensation Committee; and

•	report the matters considered and actions taken by the Nominating, Governance and Compensation Committee to the board of directors.

B-2

FC BANC CORP.
PROXY FOR 2004 ANNUAL MEETING

The undersigned shareholder of FC Banc Corp. hereby constitutes and appoints David G. Dostal, Patrick J. Drouhard and/or Samuel J. Harvey, or any one of them, as proxies with full power of substitution, to vote all of the capital stock of FC Banc Corp., Bucyrus, Ohio, registered in the name of the undersigned at the close of business on March 15, 2004, at the Annual Meeting of Shareholders of FC Banc Corp., to be held at 1:00 p.m., Wednesday, April 28, 2004, at the Bucyrus Public Library, 200 East Mansfield Street, Bucyrus, Ohio, or any adjournment thereof, with all the powers the undersigned would possess if personally present, as set forth below.

1.	First Proposal — Election of Directors

     To elect the three nominees identified below as directors for the term of three years and until their successors are elected and qualified:

John R. Christman	Terry L. Gernert	John O. Spreng, Jr.

☐ FOR ALL NOMINEES	☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

(To withhold authority to vote for a specific nominee(s) write his/her name(s) on the line below.)

2.	To transact any other business as may properly come before the meeting.

This proxy confers authority to vote “FOR” the nominees listed above unless “WITHHOLD” is indicated. The Board of Directors recommends a vote “FOR” each the nominees listed above.

If any other business is presented at the meeting, this proxy shall be voted in accordance with the judgment and recommendations of the Board of Directors. All shares represented by properly executed proxies will be voted as directed.

This proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise by either written notice or personally at the meeting or by a subsequently dated proxy.

Dated:
Signature of Shareholder
Signature of Joint Shareholder, if any

Please indicate below whether you expect to attend to allow us to plan accordingly.

☐	I will attend the Annual Meeting

☐	I do not expect to attend the Annual Meeting

(Note: When signing as Attorney, Executor, Administrator, Trustee, or Guardian, please give full title. If more than one Trustee, all should sign. All joint owners must sign. If a corporation, please write the name of the corporation and have the proxy signed by the President or other authorized officer.)

PLEASE SIGN AND RETURN IMMEDIATELY IN THE POSTAGE-PAID, SELF ADDRESSED ENVELOPE
THAT HAS BEEN PROVIDED.